UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 30, 1995

                  CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-10831              94-2744492
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                                  P.O. Box 1089
                              Greenville, SC 29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000










Item 2.   Acquisition or Disposition of Assets

          On November 30, 1995, New Carlton House Partners, Ltd., a
Pennsylvania limited partnership ("NCHP"), owner of a multi-use apartment/commercial building in Philadelphia, Pennsylvania known as "The Carlton House", Consolidated Capital Institutional Properties, a California limited public partnership ("CCIP"), Philly Associates, Inc., a Texas Corporation ("Philly"), and Kennedy Boulevard Associates I, L.P., a Pennsylvania limited partnership ("KBA-I, L.P.") (an affiliate of CCIP) entered into a consensual Transfer Agreement whereby certain mortgage notes held by CCEP and Philly that are secured by The Carlton House were assigned to KBA-I, L.P. As NCHP is unable to repay the debt, the parties agreed that in order to avoid the additional costs and expenses of litigation or a judicial foreclosure, that NCHP transfer Carlton House to KBA-I, L.P. by a deed in lieu of foreclosure in full satisfaction of its obligations on the mortgages assigned to KBA-I, L.P. As an additional matter, the transfer of the Carlton House to KBA-I, L.P. shall be in satisfaction of a portion of the amounts owed by CCEP to CCIP under the Master Loan Agreement.



Item 7.   Financial Statements and Exhibits

(b).      Pro forma financial information

          The Carlton House was transferred to Kennedy Boulevard Associates I, Limited Partnership (KBA-I L.P.), an affiliate of Consolidated Capital Institutional Properties ("CCIP"), by a deed in lieu of foreclosure on November 30, 1995. The following unaudited condensed balance sheet of CCIP assumes the property had been transferred and deeded in lieu of foreclosure to KBA-I, L.P. at January 1, 1994.


                                              Pro Forma Balance Sheet
                                                    (unaudited)
                                                  (in thousands)

                                     September 30,                    September 30,
                                         1995         Pro Forma           1995
                                      As Reported    Adjustments        Pro Forma
Cash and cash equivalents            $      5,433    $     1,865  (1) $      7,298
Securities available for sale               5,264             --             5,264
Prepaid assets and other assets               178            644  (1)          822
Net investment in master loan
    to affiliate                           92,319        (20,685) (1)       71,634
Land                                        1,053          3,660  (1)        4,713
Building & related personal
    property, net                           3,415         15,183  (1)       18,598
    Total assets                     $    107,662    $       667      $    108,329

Accounts payable and accrued
    expenses                                   95            578  (1)          673
Distributions payable                         324             --               324
    Total liabilities                         419            578               997

Partners' capital                         107,243             89  (1)      107,332
    Total liabilities and partners'
     capital                         $    107,662    $       667      $    108,329

(1) Represents pro forma adjustments to reflect the addition of assets and liabilities related to the transfer and by deed in lieu of foreclosure of The Carlton House.


   The following pro forma statement of operations assumes The Carlton House had been transferred and deeded in lieu of foreclosure as of January 1, 1994.

                                    Pro-Forma Statement of Operations
                                            (Unaudited)
                                  (in thousands, except for unit data)

                                           For the year ended
                                            December 31, 1994

                                                   Pro Forma
                                    As Reported   Adjustments          Pro Forma

Rental income                       $     1,312   $    4,831   (2)   $     6,143
Investment income on investment
    in Master Loan to affiliate           2,448           --               2,448
Interest and dividend income
    on investments                          674           27   (2)           701

Total revenues                            4,434        4,858               9,292

Property operations                         599        4,108   (2)         4,707
Depreciation                                417          885   (2)         1,302
Administrative                              480           81   (2)           561

Total expenses                            1,496        5,074               6,570

Other income                                 56           --                  56

Net income                          $     2,994   $     (216)         $    2,778

Net income per limited
    partnership unit                $     14.90   $    (1.08)         $    13.82

Weighted average number of
    units                               199,045                          199,045


(2) Represents pro forma adjustments to add revenues and expenses related to The Carlton House as a result of the transfer by deed in lieu of foreclosure to KBA-I, L.P.

   The following pro forma statement of operations assumes The Carlton House had been transferred and deeded in lieu of foreclosure as of January 1, 1994.

                                    Pro-Forma Statement of Operations
                                            (Unaudited)
                                  (in thousands, except for unit data)

                                        For the nine months ended
                                            September 30, 1995


                                                   Pro Forma
                                    As Reported   Adjustments          Pro Forma
Rental income                       $     1,117   $    4,502   (2)   $     5,619
Investment income on investment
    in Master Loan to affiliate           2,503           --               2,503
Interest and dividend income
    on investments                          364           22   (2)           386
Reduction of allowance for
    possible losses                         533                              533

Total revenues                            4,517        4,524               9,041

Property operations                         528        3,358   (2)         3,886
Depreciation                                316          763   (2)         1,079
Administrative                              607           98   (2)           705

Total expenses                            1,451        4,219               5,670

Casualty gain                                 9           --                   9

Net income                          $     3,075   $      305          $    3,380

Net income per limited
    partnership unit                $     15.29   $     1.52          $    16.81

Weighted average number of
    units                               199,052                          199,052


(2) Represents pro forma adjustments to add revenues and expenses related to The Carlton House as a result of the transfer by deed in lieu of foreclosure to KBA-I, L.P.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

                              By:   ConCap Equities, Inc.
                                    General Partner



                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    President


                              Date: December 21, 1995









                                    EXHIBITS

      EXHIBIT

      10.17                   Consensual Transfer Agreement of The Carlton House

      10.18                   Deed in Lieu of Foreclosure of New Carlton House
                              Partners